CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

CSFB Mortgage-Backed Pass-Through Certificates,

Series 2004-AR7

$[1,507,876,800] (Approximate)

Expected Investor Settlement Date:  July [30], 2004

TERM SHEET ~ Version 2.0

July 8, 2004

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Select Portfolio Servicing, Inc.

GreenPoint Mortgage Funding, Inc.

Wells Fargo Home Mortgage, Inc.

Servicers

Wilshire Credit Corporation

Special Servicer

Wells Fargo Bank, N.A.

Master Servicer, Trust Administrator and Back-up Servicer

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR7

$[1,507,876,800] (Approximate)

Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call / Mat. (Months)1	Prin. Window Call / Mat. (Months)2	Type	CPR	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
1-A-1	$[102,060,000.00]	[4.2944]5	[1.82/NA]	[1-33/NA]	Sen/WAC/PT	25	[2.001]%	[33]	AAA/Aaa
2-A-1	$[150,418,000.00]	[4.9014]6	[2.44/NA]	[1-58/NA]	Sen/WAC/PT	25	[2.124]%	[58]	AAA/Aaa
2-A-2	$[41,530,000.00]	[2.9734]6	[0.50/NA]	[1-12/NA]	Sen/WAC/PT	25	[2.124]%	[58]	AAA/Aaa
2-A-3	$[15,870,000.00]	[3.8964]6	[1.25/NA]	[12-18/NA]	Sen/WAC/PT	25	[2.124]%	[58]	AAA/Aaa
2-A-4	$[29,070,000.00]	[4.9014]6	[2.00/NA]	[18-31/NA]	Sen/WAC/PT	25	[2.124]%	[58]	AAA/Aaa
2-A-5	$[15,720,000.00]	[4.9014]6	[3.00/NA]	[31-42/NA]	Sen/WAC/PT	25	[2.124]%	[58]	AAA/Aaa
2-A-6	$[16,220,000.00]	[4.9014]6	[4.14/NA]	[42-58/NA]	Sen/WAC/PT	25	[2.124]%	[58]	AAA/Aaa
2-A-7	$[32,007,000.00]	[4.9014]6	[4.82/NA]	[58-58/NA]	Sen/WAC/PT	25	[2.124]%	[58]	AAA/Aaa
3-A-1	$[100,840,000.00]	[4.3316]7	[1.71/NA]	[1-30/NA]	Sen/WAC/PT	25	[2.065]%	[30]	AAA/Aaa
4-A-1	$[220,495,000.00]	[4.6973]8	[2.43/NA]	[1-58/NA]	Sen/WAC/PT	25	[2.070]%	[58]	AAA/Aaa
5-A-1	$[98,420,000.00]	[4.2621]9	[2.45/NA]	[1-58/NA]	Sen/WAC/PT	25	[1.825]%	[58]	AAA/Aaa
6-A-1	$[199,600,000.00]	[TBD]10	[2.28/2.49]	[1-75/1-166]	Sen/Floater	30	[2.781]%	[33]	AAA/Aaa
6-A-2	$[282,980,000.00]	[TBD]11	[2.28/2.50]	[1-75/1-168]	Sen/Floater	30	[2.774]%	[32]	AAA/Aaa
6-A-3	$[60,000,000.00]	[TBD]12	[1.30/1.30]	[1-42/1-42]	Sen/Floater	30	[2.774]%	[32]	AAA/Aaa
6-A-4	$[20,000,000.00]	[TBD]13	[5.22/6.08]	[42-75/42-168]	Sen/Floater	30	[2.774]%	[32]	AAA/Aaa
AR	$[50.00]	[TBD]14	[TBD]	[TBD]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR
AR-L	$[50.00]	[TBD]14	[TBD]	[TBD]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR
6-M-1	$[TBD]	[TBD]15	[TBD]	[TBD]	Sub/Floater	30	[2.777]	[32]	[AA]/[Aa2]
6-M-2	$[TBD]	[TBD]16	[TBD]	[TBD]	Sub/Floater	30	[2.777]	[32]	[A]/[A2]
6-M-3	$[TBD]	[TBD]17	[TBD]	[TBD]	Sub/Floater	30	[2.777]	[32]	[BBB]/[Baa2]

Information is preliminary and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

________________________________

1 The weighted average life to call, with respect to the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

2 The principal window to call, with respect to the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

3 Based on weighted average information on the assumed collateral as of the Cut-off Date.

4 The Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates (as defined herein, and other than the Class AR and Class AR-L) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Class AR and Class AR-L Certificates are expected to be rated by S&P.

5 The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [4.2944]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6 The initial pass-through rate on the Group 2 Certificates, other than the Class 2-A-2 and Class 2-A-3 Certificates, is expected to be approximately [4.9014]% per annum.  After the first distribution date, the per annum pass-through rate on the Group 2 Certificates, other than the Class 2-A-2 and Class 2-A-3 Certificates, will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).  The initial pass-through rate on the Class 2-A-2 and Class 2-A-3 Certificates is expected to be approximately [2.9734]% and [3.8964]% per annum, respectively.  After the first distribution date, the per annum pass-through rate on the Class 2-A-2 and Class 2-A-3 Certificates will equal the excess of the weighted average of the net interest rates on the group 2 mortgage loans over [1.928]%, in the case of the Class 2-A-2 Certificates, and [1.005]%, in the case of the Class 2-A-3 Certificates (30/360 accrual basis, 24 day delay).

7 The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [4.3316]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans minus [0.02%] per annum (30/360 accrual basis, 24 day delay).

8 The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [4.6973]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 4-A-1 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans minus [0.02%] per annum (30/360 accrual basis, 24 day delay).

9 The initial pass-through rate on the Class 5-A-1 Certificates is expected to be approximately [4.2621]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 5-A-1 Certificates will equal the weighted average of the net interest rates on the group 5 mortgage loans (30/360 accrual basis, 24 day delay).

10 The initial pass-through rate on the Class 6-A-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-A-1 certificate margin will increase to [TBD]%.

11 The initial pass-through rate on the Class 6-A-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-A-2 certificate margin will increase to [TBD]%.

12The initial pass-through rate on the Class 6-A-3 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-A-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-A-3 certificate margin will increase to [TBD]%.

13 The initial pass-through rate on the Class 6-A-4 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-A-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-A-4 certificate margin will increase to [TBD]%.

14 The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

15The initial pass-through rate on the Class 6-M-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-M-1 certificate margin will increase to [TBD]%.

16 The initial pass-through rate on the Class 6-M-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-M-2 certificate margin will increase to [TBD]%.

17 The initial pass-through rate on the Class 6-M-3 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-M-3 certificate margin will increase to [TBD]%.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR7

Offered Certificates (cont.)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call / Mat. (Months)1	Prin. Window Call / Mat. (Months)2	Type	CPR	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
C-B-1	$[TBD]	[TBD]1	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	[AA]/[Aa2]
C-B-2	$[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	[A]/[A2]
C-B-3	$[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	[BBB]/[Baa2]

Non-Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call / Mat. (Months)1	Prin. Window Call / Mat. (Months)2	Type	CPR	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
C-B-4	$[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	[BB]/[Ba3]
C-B-5	$[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	[B]/[NR]
C-B-6	$[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	NR/NR
6-X	$[0.00]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR

Information is preliminary and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

________________

1 The weighted average life to call, with respect to the Class C-B Certificates, will be run to the earlier of the weighted average reset date and optional termination.

2The principal window to call, with respect to the Class C-B Certificates, will be run to the earlier of the weighted average reset date and optional termination.

3Based on weighted average information on the assumed collateral as of the Cut-off Date.

4The Class C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.

5The initial pass-through rate on the Class C-B Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3, group 4 and group 5 mortgage loans (less [0.02]% for the group 3 and group 4 mortgage loans), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

I.    SUMMARY

Title of series	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR7.
Depositor	Credit Suisse First Boston Mortgage Securities Corp.
Sellers	DLJ Mortgage Capital, Inc. and Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Servicers	Select Portfolio Servicing, Inc. (“SPS”) (see “SPS servicing risk” herein), Greenpoint Mortgage Funding, Inc., Wells Fargo Home Mortgage, Inc. and WMMSC.
Back-up Servicer	Wells Fargo Bank, N.A. (only with respect to the Fairbanks-serviced mortgage loans).
Special Servicer	Wilshire Credit Corporation.
Master Servicer	Wells Fargo Bank, N.A. (other than with respect to the mortgage loans serviced by WMMSC).
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo Bank, N.A.
Mortgage pool

[5,518] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[1,520,529,342.44] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin.  The mortgage pool consists of seven groups of mortgage loans.  Groups 1 and 3 are each generally comprised of mortgage loans with an initial fixed rate period of 2 or 3 years, Groups 2, 4 and 5 are each generally comprised of mortgage loans with an initial fixed rate period of 5 years, and Groups 6A and 6B are each generally comprised of mortgage loans with an initial fixed rate period of six months, 2, 3 or 5 years.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group 1	[225]	$[112,158,322.05]
Group 2	[838]	$[330,577,495.91]
Group 3	[545]	$[110,814,697.90]
Group 4	[1,210]	$[242,298,057.74]
Group 5	[188]	$[108,158,968.86]
Group 6A	[1,117]	$[218,799,910.13]
Group 6B	[1,395]	$[397,721,889.86]

Approximately [70.69]%, [66.31]%, [50.36]%, [57.38]%, [87.27]%, [60.38]% and [60.94]% of the groups 1, 2, 3, 4, 5, 6A and 6B mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain group 6B mortgage loans, five years from the date of origination, or, with respect to certain groups 1, 2, 3, 4, 6A, and 6B mortgage loans, ten years from the date of origination.

Information contained herein reflects the July 1, 2004 cut-off date scheduled balances. Collateral information contained herein is indicative.  On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3, 4, 5, 6A and 6B, along with any amounts on deposit in the prefunding account, will equal the aggregate principal balance of the Groups 1, 2, 3, 4, 5, and 6 Certificates and the Class C-B Certificates.  For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

[Prefunding Amount]	Approximately [10%].
[Capitalized Interest Account]	[TBD]
Cut-off date	July 1, 2004.
Closing date	On or about July 29, 2004.
Investor settlement date	On or about July 30, 2004.
Distribution dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in August 2004.
Scheduled final distribution date	The distribution date in August 2034. The actual final distribution date could be substantially earlier.
Maturity date	August 25, 2034.
Offered certificates

Class 1-A-1, Class AR and Class AR-L Certificates (the “Group 1 Certificates”),

Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates (the “Group 2 Certificates”),

Class 3-A-1 Certificates (the “Group 3 Certificates”),

Class 4-A-1 Certificates (the “Group 4 Certificates”),

Class 5-A-1 Certificates (the “Group 5 Certificates”),

Class 6-A-1, Class 6-A-2, Class 6-A-3 and Class 6-A-4 Certificates (the “Group 6 Senior Certificates”),

Class 6-M-1, Class 6-M-2 and Class 6-M-3 Certificates (the “Group 6 Subordinate Certificates,” and together with the Group 6 Senior Certificates and the Class 6-X Certificates, the “Group 6 Certificates”),

The Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates, Group 5 Certificates and Group 6 Senior Certificates (together, the “Senior Certificates”),

Class C-B-1, Class C-B-2 and Class C-B-3 (together with the Senior Certificates and the Group 6 Subordinate Certificates, the “Offered Certificates”).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

Privately offered certificates	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Class C-B Certificates”) and the Class 6-X Certificates.
Form of offered certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.
Minimum denominations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof.  The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual periods

For any distribution date and any class of Offered Certificates, other than the Group 6 Certificates, the calendar month immediately preceding that distribution date, on the basis of a 360-day year consisting of twelve 30-day months.  For any distribution date and the Group 6 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date, on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay days	For any distribution date and any class of Offered Certificates other than the Group 6 Certificates, 24 days. For any distribution date and the Group 6 Certificates, 0 days.
Optional termination

On any distribution date on which the aggregate outstanding stated principal balance of the group 1, group 2, group 3, group 4 and group 5 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3, group 4 and group 5 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4, Group 5 and Class C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 6A and group 6B mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 6A and group 6B mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 6 Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above.  Certain of the Class C-B Certificates may be rated by Moody’s and/or S&P.

ERISA considerations

The offered certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement.  Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

Federal income tax consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund).  The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC.  These certificates will generally be treated as representing ownership of debt for federal income tax purposes.  Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting.  In addition, the Group 6 Certificates, other than the Class 6-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund.  For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal investment

When issued, the Offered Certificates, other than the Class 6-M-2, Class 6-M-3, Class C-B-2 and Class C-B-3 Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).  You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and interest advancing

Each servicer (or if a servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.
Servicing tansfer

It is anticipated that on or about October 1, 2004, the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.

SPS servicing risk

Fairbanks changed its name to “Select Portfolio Servicing, Inc.” on June 30, 2004

On May 7, 2004, S&P announced that it had raised SPS’ residential subprime and residential special servicer rankings from “Below Average” (where they had been placed on April 30, 2003) to “Average” with a “Stable” outlook.  In its report, S&P cited as reasons for the ratings improvement, an active oversight role by the SPS’ institutional shareholders, the institution of a predominantly new and well-seasoned management team and several initiatives implemented by SPS’ management team.

On April 28, 2004, Moody’s announced that it had raised SPS’ Servicer Quality ratings as a Primary Servicer of residential subprime mortgage loans and as a Special Servicer from “SQ4” (“Below Average”) (where they had been placed on May 5, 2003), to “SQ3” (Average).  Moody’s indicated that the April 2004 ratings actions were based upon SPS’ operational improvements, a stabilizing legal and regulatory environment, effective servicing performance and below average financial stability.

On March 1, 2004, Fitch announced that it had removed SPS’ servicer ratings from Rating Watch Negative, where SPS was placed on October 8, 2003, and reaffirmed its ratings announced in June 2003: residential primary servicer ratings for subprime and home equity of “RPS3-”, an Alt-A primary servicer rating of “RPS3” and a special servicer rating of “RSS3”.  Prior to its announcement in March 1, 2004, Fitch had completed a review of SPS’ servicing facilities and cited progress by SPS in implementing process changes, installing new management, and reaching a settlement with the FTC and HUD as reasons for the March 2004 rating actions.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that has the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement.  (The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief.)

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS servicing practices.  As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers harmed allegedly by SPS and to implement certain practices on a prospective basis.

SPS has experienced an increased level of scrutiny from various state regulatory agencies and a few states have conducted or commenced formal investigations.  A few agencies have taken the position that notwithstanding the amount available under the FTC redress fund, such agencies would seek to ensure that the consumers residing in those states receive relief without regard to the relief available under the FTC redress funds.  If those state regulatory agencies persist in their desire to have amounts paid to consumers who reside in those states regardless of the establishment of the FTC fund, it is unlikely that SPS will be able to pay amounts in addition to the amounts to be paid to fund the FTC redress fund.  As a result, those agencies might elect to bring administrative or other actions against SPS seeking to require such refunds, the imposition of monetary penalties and/or revocation of SPS’ license to conduct its servicing activities in that state. SPS has informed the depositor that due to this current and potential future adverse event, future income from its operations may be impacted negatively.

 In April 2004, SPS entered into consent agreements with Florida regulatory agencies, which provide for provisions similar to those contained in the consent order entered into with the FTC and HUD.  While not admitting any liability, SPS agreed to refund certain amounts to Florida consumers identified by the regulators. SPS has informed the depositor that Fannie Mae continues to review its servicing practices and procedures.  SPS has also informed the depositor that Fannie Mae has given it no indication that it will be able to add additional Fannie Mae-owned loans to its servicing or subservicing portfolio after July 2004.  There can be no assurance that Fannie Mae’s continuing review or the results thereof will not have a significant adverse effect on SPS, its status as a Fannie Mae-approved seller/servicer, or its financial condition.  The occurrence of one or more of the foregoing events could lead to a transfer of SPS’ servicing responsibilities which, in turn, could result in delays in distributions on the offered certificates and/or losses on the offered certificates.

A determination by any court or regulatory agency that SPS’ policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’ servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the offered certificates, losses on the offered certificates, or any combination of these events.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

II.  CREDIT ENHANCEMENT (Groups 1 - 5)

Subordination

The Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates will receive distributions of interest and principal before the Class C-B Certificates are entitled to receive distributions of interest or principal.  The Class C-B Certificates absorb most losses, in reverse order of principal priority, on the group 1, 2, 3, 4 and 5 mortgage loans prior to the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates.

NOTE:  The Class C-B Certificates represent interests in the group 1, 2, 3, 4 and 5 mortgage loans; consequently, the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 1 - 5 credit enhancement percentages

For any distribution date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the Class C-B Certificates after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for group 1, 2, 3, 4 and 5 mortgage loans for such distribution date.

Initial Group 1-5 Credit Enhancement Percentages:

Class	Approximate Expected Initial Credit Enhancement* (%)
Senior Certificates	[9.00]**
C-B-1	[TBA]
C-B-2	[TBA]
C-B-3	[TBA]
C-B-4	[TBA]
C-B-5	[TBA]
C-B-6	[TBA]

*Based on collateral cut-off balance.

**Subject to a +/- 0.50% variance

Shifting of interests

Except as described below, the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date.  During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group 1, 2, 3, 4 and 5 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

Coverage for excess losses

The Class C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

Note:  The Class C-B Certificates are allocated losses from mortgage loans in loan groups 1, 2, 3, 4 and 5; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates for these types of losses.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

CREDIT ENHANCEMENT (GROUPS 6A AND 6B)

Overcollateralization

The group 6A and group 6B mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 6 Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group 6 Certificates (other than the Class 6-X Certificates) in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group 6A and group 6B mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group 6A and group 6B mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 6A and group 6B mortgage loans.

Overcollateralization amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan balance of the group 6A and group 6B mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 6 Certificates after giving effect to payments on such distribution date.

Initial overcollateralization	As of the closing date, the overcollateralization amount will be equal to $[0.00].
Targeted overcollateralization amount

For any distribution date prior to the stepdown date, approximately 0.65% of the aggregate loan balance of the group 6A and group 6B mortgage loans as of the cut-off date.  For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) 1.30% of the aggregate loan balance of the group 6A and group 6B mortgage loans for such distribution date, or (b) 0.50% of the aggregate loan balance of the group 6A and group 6B mortgage loans as of the cut-off date.  For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown date

The later to occur of (a) the distribution date in [August 2007], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial credit enhancement percentage for the Group 6 Senior Certificates.

Group 6 credit enhancement percentage

Initial Group 6 Credit Enhancement Percentages:
Class	Approximate Expected Initial Credit Enhancement* (%)	Approximate Expected Initial Target Credit Enhancement* (%)	Approximate Expected Final Target Credit Enhancement** (%)
6-A	[8.75]	[TBD]	[18.80]
6-M-1	[TBD]	[TBD]	[TBD]
6-M-2	[TBD]	[TBD]	[TBD]
6-M-3	[TBD]	[TBD]	[TBD]

*Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.

[Note: Class 6-A represents the aggregate balance of the Class 6-A-1, Class 6-A-2, Class 6-A-3 and Class 6-A-4 Certificates.]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

Trigger event

A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [TBD]% or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

Range of Distribution Dates	Cumulative Loss Percentage
August 2007 – July 2008	[TBD]%
August 2008 – July 2009	[TBD]%
August 2009 – July 2010	[TBD]%
August 2010 – July 2011	[TBD]%
August 2011 and thereafter	[TBD]%

Delinquency rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group 6A and group 6B mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group 6A and group 6B mortgage loans as of the close of business on the last day of such month.

Subordination

The Group 6 Senior Certificates will have a payment priority over the Group 6 Subordinate Certificates.  Each class of Group 6 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group 6A and group 6B mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 6 Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 6 Subordinate Certificates are reduced to zero.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group 6A or loan group 6B mortgage loans may be used to pay principal or interest, or both, to the Group 6 Senior Certificates unrelated to that loan group.  In addition, each month, certain monthly interest payments equal to the product of a) one twelfth of 0.02% and b) the preceding Group 3 and Group 4 collateral balance will be allocated to group 6 available funds, thereby increasing available excess interest.  These interest payments will be added to the group 6 available funds concurrently with interest distributions being made on the Group 3 and Group 4 Certificates.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

III.  DISTRIBUTIONS (Groups 1 - 5)

Available distribution amount

For any distribution date and each of the group 1, 2, 3, 4 and 5 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v)  compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.  First, to the related senior certificates, pro-rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances.

2.  Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3.  Third, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

4.  Fourth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates until their respective class principal balances are reduced to zero, and then to the Class 1-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, approcimately 50% of the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, approximately 50% of the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Group 2 Certificates, other than the Class 2-A-1 Certificates, sequentially in the order of their numerical class designation, beginning with the Class 2-A-2 Certificates.   Principal distributions in respect of any single class of Group 2 Certificates, other than the Class 2-A-1 Certificates, will not be made until the class principal balance of the immediately preceding class of Group 2 Certificates has been reduced to zero.

On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 5 senior principal distribution amount for that distribution date will be distributed as principal to the Class 5-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the subordinate principal distribution amount for that distribution date, will be distributed as principal, to the Class C-B Certificates, to the extent of the aggregate available funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Class C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the subordinate principal distribution amount.  Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

IV.  DISTRIBUTIONS (Group 6A and Group 6B)

Interest remittance amount

For any distribution date and the related loan group, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group, (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest and (v) excess interest provided by group 3 and group 4 as described under the heading “Cross-collateralization” above.

Distributions of interest

The pass-through rate for each class of Group 6 Certificates, other than the Class 6-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable Group 6 net funds cap, and (iii) [11.00]%.

The amount of interest payable on each distribution date in respect of each class of Group 6 Certificates, other than the Class 6-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

With respect to each distribution date, to the extent that a basis risk shortfall exists for any class of Group 6 Certificates, other than the Class 6-X Certificates, such class will be entitled to the amount of such basis risk shortfall, in accordance with the priority of  payments described herein and from available amounts on deposit in the basis risk reserve fund.  The source of funds on deposit in the basis risk reserve fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class 6-X Certificates.

On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

(1) from the interest remittance amount for loan group 6A and loan group 6B, to the Group 6 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date, provided that (a) amounts distributed to the Class 6-A-1 Certificates will reduce the interest remittance amount for loan group 6A before any reduction to the interest remittance amount for loan group 6B in respect of such distribution, and (b) amounts distributed to the Class 6-A-2, Class 6-A-3 and Class 6-A-4 Certificates will reduce the interest remittance amount for loan group 6B before any reduction to the interest remittance amount for loan group 6A in respect of such distributions;

(2) first, from the interest remittance amount for loan group 6B and then from the interest remittance amount for loan group 6A, to the Class 6-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

(3) first, from the interest remittance amount for loan group 6B and then from the interest remittance amount for loan group 6A, to the Class 6-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

(4) first, from the interest remittance amount for loan group 6B and then from the interest remittance amount for loan group 6A, to the Class 6-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

(5) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (4) above for such distribution date.

Principal remittance amount

For any distribution date and the related loan group, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv)  amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal and (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal.

Overcollateralization release amount

For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 6 Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Group 6A allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 6A and the denominator of which is the principal remittance amount, in each case for that distribution date.

Group 6B allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 6B and the denominator of which is the principal remittance amount, in each case for that distribution date.

Principal payment amount

For any distribution date and loan groups 6A and 6B will be equal to the principal remittance amount for both loan groups for such date minus the overcollateralization release amount, if any, for such date.

Senior principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group 6 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [81.20]% and (ii) the aggregate loan balance of the group 6A and group 6B mortgage loans for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance of the group 6A and group 6B mortgage loans for such distribution date exceeds (ii) [0.50]% of the aggregate loan balance of the group 6A and group 6B mortgage loans as of the cut-off date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

Class 6-M-1 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 6 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 6-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 6A and 6B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 6A and 6B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 6A and 6B as of the cut-off date.

Class 6-M-2 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 6 Senior Certificates and the Class 6-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 6-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 6A and 6B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 6A and 6B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 6A and 6B as of the cut-off date.

Class 6-M-3 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 6 Senior Certificates, the Class 6-M-1 Certificates and the Class 6-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 6-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 6A and 6B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 6A and 6B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 6A and 6B as of the cut-off date.

Distributions of principal

The principal payment amount will be paid on each distribution date as follows:

I.  On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

i)(a) from the principal remittance amount for loan group 6A, sequentially, first (x) to the Class 6-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class 6-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 6-A-3 and Class 6-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero; and

(b) from the principal remittance amount for loan group 6B, sequentially, first (x) approximately [TBD]% to the Class 6-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 6-A-3 and Class 6-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class 6-A-1 Certificates, until its class principal balance is reduced to zero;

ii) to the Class 6-M-1 Certificates, until its class principal balance has been reduced to zero;

iii) to the Class 6-M-2 Certificates, until its class principal balance has been reduced to zero;

iv) to the Class 6-M-3 Certificates, until its class principal balance has been reduced to zero; and

v) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (iv) above.

II. On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

i)(a) from the principal remittance amount for loan group 6A, sequentially, first (x) to the Class 6-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class 6-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 6-A-3 and Class 6-A-4 Certificates, in that order, the Group 6A allocation amount, until their respective class principal balances are reduced to zero; and

(b) from the principal remittance amount for loan group 6B, sequentially, first (x) approximately [TBD]% to the Class 6-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 6-A-3 and Class 6-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class 6-A-1 Certificates, the Group 6B allocation amount, until its class principal balance is reduced to zero;

ii) to the Class 6-M-1 Certificates, the Class 6-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iii) to the Class 6-M-2 Certificates, the Class 6-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iv) to the Class 6-M-3 Certificates, the Class 6-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero; and

v) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (iv) above.

Group 6A excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 6A and the denominator of which is the principal remittance amount for loan groups 6A and 6B, in each case for that distribution date.

Group 6B excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 6B and the denominator of which is the principal remittance amount for loan groups 6A and 6B, in each case for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

Distribution of monthly excess cashflow

On each distribution date, monthly excess cashflow will be distributed in the following order of priority:

1)A) until the aggregate class principal balance of the Group 6 Certificates equals the aggregate loan balance of the group 6A and group 6B mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 6 Certificates, in the following order of priority:

i)(a) from monthly excess interest derived from loan group 6A, first (x) to the Class 6-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class 6-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 6-A-3 and Class 6-A-4 Certificates, in that order, the Group 6A excess interest amount, until their respective class principal balances are reduced to zero; and

(b) first (x) approximately [TBD]% to the Class 6-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 6-A-3 and Class 6-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class 6-A-1 Certificates, the Group 6B excess interest amount, until its class principal balance is reduced to zero;

ii) to the Class 6-M-1 Certificates, until its class principal balance has been reduced to zero;

iii) to the Class 6-M-2 Certificates, until its class principal balance has been reduced to zero; and

iv) to the Class 6-M-3 Certificates, until its class principal balance has been reduced to zero; and

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

2) to the Class 6-M-1 Certificates, any deferred amount for such class;

3) to the Class 6-M-2 Certificates, any deferred amount for such class;

4) to the Class 6-M-3 Certificates, any deferred amount for such class;

5) to the Class 6-A-1, Class 6-A-2, Class 6-A-3, and Class 6-A-4 Certificates, any basis risk shortfall for such class

6) to the Class 6-M-1 Certificates, any basis risk shortfall for such class;

7) to the Class 6-M-2 Certificates, any basis risk shortfall for such class;

8) to the Class 6-M-3 Certificates, any basis risk shortfall for such class;

9) to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

10) to the Class 6-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

11) to the Class AR Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

Group 6 net funds caps

The annual pass-through rates on each Class of the Group 6 Certificates (other than the Class 6-X Certificates) are subject to the net funds caps.

On any distribution date, the Group 6, 6A and 6B net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 6 Certificates (other than the Class 6-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

Schedules of the Group 6, 6A and 6B net funds caps are included in this document.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

V.    BOND PROFILES

GROUP 1, 2, 3, 4 AND 5 BOND PROFILES*:

15 CPR	20 CPR	22 CPR	25 CPR	27 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR
1-A-1	**Run to earlier of 10% Call and weighted average reset date in month 33**									
WAL**	2.15	1.98	1.92	**1.82**	1.75	1.66	1.52	1.38	1.26	1.14
Principal Window Begin	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	Apr-07	Apr-07	Apr-07	**Apr-07**	Apr-07	Apr-07	Apr-07	Apr-07	Apr-07	Apr-07
Principal # Months	33	33	33	**33**	33	33	33	33	33	33
2-A-1	**Run to earlier of 10% Call and weighted average reset date in month 58**									
WAL**	3.18	2.79	2.64	**2.44**	2.31	2.14	1.87	1.64	1.43	1.26
Principal Window Begin	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	May-09	May-09	May-09	**May-09**	May-09	May-09	May-09	May-09	May-09	May-09
Principal # Months	58	58	58	**58**	58	58	58	58	58	58
2-A-2	**Run to earlier of 10% Call and weighted average reset date in month 58**									
WAL**	0.85	0.63	0.57	**0.50**	0.46	0.41	0.34	0.30	0.26	0.23
Principal Window Begin	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	Apr-06	Nov-05	Sep-05	**Jul-05**	Jun-05	May-05	Mar-05	Feb-05	Jan-05	Dec-04
Principal # Months	21	16	14	**12**	11	10	8	7	6	5
2-A-3	**Run to earlier of 10% Call and weighted average reset date in month 58**									
WAL**	2.16	1.60	1.44	**1.25**	1.15	1.01	0.85	0.72	0.62	0.54
Principal Window Begin	Apr-06	Nov-05	Sep-05	**Jul-05**	Jun-05	May-05	Mar-05	Feb-05	Jan-05	Dec-04
Principal Window End	Feb-07	Jun-06	Apr-06	**Jan-06**	Dec-05	Oct-05	Jul-05	May-05	Apr-05	Mar-05
Principal # Months	11	8	8	**7**	7	6	5	4	4	4
2-A-4	**Run to earlier of 10% Call and weighted average reset date in month 58**									
WAL**	3.48	2.56	2.31	**2.00**	1.83	1.62	1.35	1.15	0.98	0.85
Principal Window Begin	Feb-07	Jun-06	Apr-06	**Jan-06**	Dec-05	Oct-05	Jul-05	May-05	Apr-05	Mar-05
Principal Window End	Jan-09	Nov-07	Jul-07	**Feb-07**	Nov-06	Aug-06	Apr-06	Jan-06	Oct-05	Aug-05
Principal # Months	24	18	16	**14**	12	11	10	9	7	6
2-A-5	**Run to earlier of 10% Call and weighted average reset date in month 58**									
WAL**	4.78	3.89	3.49	**3.00**	2.74	2.42	2.01	1.70	1.46	1.27
Principal Window Begin	Jan-09	Nov-07	Jul-07	**Feb-07**	Nov-06	Aug-06	Apr-06	Jan-06	Oct-05	Aug-05
Principal Window End	May-09	Feb-09	Aug-08	**Jan-08**	Sep-07	May-07	Nov-06	Jul-06	Mar-06	Jan-06
Principal # Months	5	16	14	**12**	11	10	8	7	6	6
2-A-6	**Run to earlier of 10% Call and weighted average reset date in month 58**									
WAL**	4.82	4.79	4.62	**4.14**	3.76	3.28	2.69	2.28	1.96	1.70
Principal Window Begin	May-09	Feb-09	Aug-08	**Jan-08**	Sep-07	May-07	Nov-06	Jul-06	Mar-06	Jan-06
Principal Window End	May-09	May-09	May-09	**May-09**	Dec-08	Jun-08	Sep-07	Mar-07	Oct-06	Jul-06
Principal # Months	1	4	10	**17**	16	14	11	9	8	7
2-A-7	**Run to earlier of 10% Call and weighted average reset date in month 58**									
WAL**	4.82	4.82	4.82	**4.82**	4.80	4.68	4.33	3.91	3.49	3.08
Principal Window Begin	May-09	May-09	May-09	**May-09**	Dec-08	Jun-08	Sep-07	Mar-07	Oct-06	Jul-06
Principal Window End	May-09	May-09	May-09	**May-09**	May-09	May-09	May-09	May-09	May-09	May-09
Principal # Months	1	1	1	**1**	6	12	21	27	32	35

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

BOND PROFILES (Cont.)

GROUP 1, 2, 3, 4 AND 5 BOND PROFILES* (Cont.):

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

BOND PROFILES (Cont.)

GROUP 6 BOND PROFILES* TO CALL:

15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR
6-A-1	**Run to 10% Call**									
WAL**	4.72	3.57	2.82	2.47	**2.28**	2.11	1.88	1.56	1.30	1.10
Principal Window Begin	Aug-04	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	Feb-17	Mar-14	Mar-12	Apr-11	**Oct-10**	May-10	Oct-09	Jan-09	May-08	Nov-07
Principal # Months	151	116	92	81	**75**	70	63	54	46	40
6-A-2	**Run to 10% Call**									
WAL**	4.74	3.58	2.82	2.48	**2.28**	2.11	1.88	1.57	1.30	1.11
Principal Window Begin	Aug-04	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	Feb-17	Mar-14	Mar-12	Apr-11	**Oct-10**	May-10	Oct-09	Jan-09	May-08	Nov-07
Principal # Months	151	116	92	81	**75**	70	63	54	46	40
6-A-3	**Run to 10% Call**									
WAL**	2.79	2.08	1.63	1.42	**1.30**	1.20	1.08	0.92	0.79	0.68
Principal Window Begin	Aug-04	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	Oct-11	Jan-10	Nov-08	May-08	**Jan-08**	Jun-07	Mar-07	Oct-06	Jun-06	Mar-06
Principal # Months	87	66	52	46	**42**	35	32	27	23	20
6-A-4	**Run to 10% Call**									
WAL**	10.60	8.07	6.40	5.64	**5.22**	4.84	4.28	3.51	2.84	2.37
Principal Window Begin	Oct-11	Jan-10	Nov-08	May-08	**Jan-08**	Jun-07	Mar-07	Oct-06	Jun-06	Mar-06
Principal Window End	Feb-17	Mar-14	Mar-12	Apr-11	**Oct-10**	May-10	Oct-09	Jan-09	May-08	Nov-07
Principal # Months	65	51	41	36	**34**	36	32	28	24	21
6-M-1	**Run to 10% Call**									
WAL**	8.36	6.35	5.10	4.61	**4.36**	4.17	3.95	3.75	3.68	3.32
Principal Window Begin	Aug-08	Aug-07	Aug-07	Sep-07	**Sep-07**	Sep-07	Oct-07	Oct-07	Nov-07	Nov-07
Principal Window End	Feb-17	Mar-14	Mar-12	Apr-11	**Oct-10**	May-10	Oct-09	Jan-09	May-08	Nov-07
Principal # Months	103	80	56	44	**38**	33	25	16	7	1
6-M-2	**Run to 10% Call**									
WAL**	8.35	6.33	5.08	4.57	**4.31**	4.10	3.84	3.56	3.39	3.30
Principal Window Begin	Aug-08	Aug-07	Aug-07	Aug-07	**Aug-07**	Aug-07	Sep-07	Sep-07	Sep-07	Oct-07
Principal Window End	Feb-17	Mar-14	Mar-12	Apr-11	**Oct-10**	May-10	Oct-09	Jan-09	May-08	Nov-07
Principal # Months	103	80	56	45	**39**	34	26	17	9	2
6-M-3	**Run to 10% Call**									
WAL**	7.34	5.53	4.44	4.01	**3.79**	3.61	3.41	3.22	3.14	3.14
Principal Window Begin	Aug-08	Aug-07	Aug-07	Aug-07	**Aug-07**	Aug-07	Aug-07	Aug-07	Aug-07	Aug-07
Principal Window End	May-16	Jul-13	Sep-11	Nov-10	**Jun-10**	Jan-10	Jun-09	Sep-08	Feb-08	Oct-07
Principal # Months	94	72	50	40	**35**	30	23	14	7	3

*Assuming:

1 Month LIBOR:	1.330
6 Month LIBOR:	1.900
1 Year LIBOR:	2.390
1 Year CMT:	1.980

** WAL's calculated from Settlement Date assuming a 30/360 Basis

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

BOND PROFILES (Cont.)

GROUP 6 BOND PROFILES* TO MATURITY:

15 CPR	20 CPR	25 CPR	28 CPR	**30 CPR**	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR
6-A-1	**Run to Maturity**									
WAL**	5.09	3.87	3.06	2.70	**2.49**	2.30	2.05	1.71	1.43	1.18
Principal Window Begin	Aug-04	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	May-29	Dec-24	Apr-21	Jun-19	**May-18**	Jun-17	Mar-16	Jul-14	Feb-13	Dec-11
Principal # Months	298	245	201	179	**166**	155	140	120	103	89
6-A-2	**Run to Maturity**									
WAL**	5.12	3.89	3.07	2.71	**2.50**	2.31	2.06	1.71	1.43	1.18
Principal Window Begin	Aug-04	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	Jul-29	Mar-25	Jun-21	Aug-19	**Jul-18**	Aug-17	May-16	Aug-14	Mar-13	Jan-12
Principal # Months	300	248	203	181	**168**	157	142	121	104	90
6-A-3	**Run to Maturity**									
WAL**	2.79	2.08	1.63	1.42	**1.30**	1.20	1.08	0.92	0.79	0.68
Principal Window Begin	Aug-04	Aug-04	Aug-04	Aug-04	**Aug-04**	Aug-04	Aug-04	Aug-04	Aug-04	Aug-04
Principal Window End	Oct-11	Jan-10	Nov-08	May-08	**Jan-08**	Jun-07	Mar-07	Oct-06	Jun-06	Mar-06
Principal # Months	87	66	52	46	**42**	35	32	27	23	20
6-A-4	**Run to Maturity**									
WAL**	12.11	9.30	7.41	6.56	**6.08**	5.63	5.00	4.10	3.35	2.68
Principal Window Begin	Oct-11	Jan-10	Nov-08	May-08	**Jan-08**	Jun-07	Mar-07	Oct-06	Jun-06	Mar-06
Principal Window End	Jul-29	Mar-25	Jun-21	Aug-19	**Jul-18**	Aug-17	May-16	Aug-14	Mar-13	Jan-12
Principal # Months	214	183	152	136	**127**	123	111	95	82	71
6-M-1	**Run to Maturity**									
WAL**	8.95	6.81	5.48	4.96	**4.68**	4.46	4.21	3.97	3.90	4.06
Principal Window Begin	Aug-08	Aug-07	Aug-07	Sep-07	**Sep-07**	Sep-07	Oct-07	Oct-07	Nov-07	Jan-08
Principal Window End	May-23	Apr-19	May-16	Jan-15	**Apr-14**	Aug-13	Sep-12	Jul-11	Jul-10	Sep-09
Principal # Months	178	141	106	89	**80**	72	60	46	33	21
6-M-2	**Run to Maturity**									
WAL**	8.53	6.47	5.19	4.67	**4.41**	4.18	3.92	3.62	3.45	3.39
Principal Window Begin	Aug-08	Aug-07	Aug-07	Aug-07	**Aug-07**	Aug-07	Sep-07	Sep-07	Sep-07	Oct-07
Principal Window End	Jun-19	Jan-16	Sep-13	Aug-12	**Jan-12**	Jul-11	Nov-10	Nov-09	Feb-09	Jul-08
Principal # Months	131	102	74	61	**54**	48	39	27	18	10
6-M-3	**Run to Maturity**									
WAL**	7.34	5.53	4.44	4.01	**3.79**	3.61	3.41	3.22	3.14	3.14
Principal Window Begin	Aug-08	Aug-07	Aug-07	Aug-07	**Aug-07**	Aug-07	Aug-07	Aug-07	Aug-07	Aug-07
Principal Window End	May-16	Jul-13	Sep-11	Nov-10	**Jun-10**	Jan-10	Jun-09	Sep-08	Feb-08	Oct-07
Principal # Months	94	72	50	40	**35**	30	23	14	7	3

*Assuming:

1 Month LIBOR:	1.330
6 Month LIBOR:	1.900
1 Year LIBOR:	2.390
1 Year CMT:	1.980

** WAL's calculated from Settlement Date assuming a 30/360 Basis

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

VI.    NET FUNDS CAP

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

NET FUND CAP (Cont.)

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

NET FUND CAP (Cont.)

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

NET FUND CAP (Cont.)

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

NET FUND CAP (Cont.)

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

NET FUND CAP (Cont.)

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

VII.    CONTACTS

ARMs TRADING DESK
Contact	Phone	Fax	E-mail
Mark Tecotzky Managing Director - ARM Trading	212-538-3831	212-743-5384	mark.tecotzky@csfb.com
Andrew Belcher Associate - ARM Trading	212-538- 3831	212-743-5384	andrew.belcher@csfb.com
Patrick Gallagher Associate - ARM Structuring	212-538- 3831	212-743-5384	patrick.gallagher@csfb.com
James Buccola Analyst	212-538-3831	212-743-4863	james.buccola@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
John P. Graham Director	212-325-6201	212-743-4683	john.p.graham@csfb.com
Bruce Kaiserman Director	212-538-1662	617-326-7636	bruce.kaiserman@csfb.com
Peter J. Sack Vice President	212-325-7862	212-743-5261	peter.sack@csfb.com
Josef Bittman Associate	212-538-6611	212-743-4506	josef.bittman@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Bryan Gallagher Vice President	212-325-0317	212-743-4877	bryan.Gallagher@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4876	michael.depalma@csfb.com

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

VIII.    COLLATERAL SUMMARY

NOTE:  Information contained herein reflects the July 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 1 Collateral Details
Gross WAC	[4.671]%	Total Loan Balance	$[112,158,322.05]
Net WAC	[4.294]%	Average Loan Balance	$[498,481.43]
WA Gross Margin	[2.377]%	Maximum Loan Balance	$[1,385,871.02]
WA Net Margin	[2.001]%	California Concentration	[59.47]%
Index: 6 Month LIBOR	[55.94]%	Northern CA Concentration	[31.68]%
1 Year LIBOR	[41.85]%	Southern CA Concentration	[27.46]%
1 Year CMT	[2.21]%	WA Original LTV	[74.06]%
		WA Credit Score	[718]
WA Months to Reset	[33]	Full/Alt Doc*	[36.35]%
Interest Only Loans	[70.69]%	Reduced Doc*	[55.97]%
WAM	[358]	Prepayment Penalties	[21.32]%

Loan Group 2 Collateral Details
Gross WAC	[5.287]%	Total Loan Balance	$[330,577,495.91]
Net WAC	[4.901]%	Average Loan Balance	$[394,483.89]
WA Gross Margin	[2.510]%	Maximum Loan Balance	$[3,380,000.00]
WA Net Margin	[2.124]%	California Concentration	[57.19]%
Index: 6 Month LIBOR	[48.86]%	Northern CA Concentration	[27.12]%
1 Year LIBOR	[48.76]%	Southern CA Concentration	[29.44]%
1 Year CMT	[2.37]%	WA Original LTV	[73.47]%
		WA Credit Score	[721]
WA Months to Reset	[58]	Full/Alt Doc*	[40.06]%
Interest Only Loans	[66.31]%	Reduced Doc*	[50.04]%
WAM	[358]	Prepayment Penalties	[15.18]%

Loan Group 3 Collateral Details
Gross WAC	[4.725]%	Total Loan Balance	$[110,814,697.90]
Net WAC	[4.352]%	Average Loan Balance	$[203,329.72]
WA Gross Margin	[2.458]%	Maximum Loan Balance	$[396,935.51]
WA Net Margin	[2.085]%	California Concentration	[37.96]%
Index: 6 Month LIBOR	[73.78]%	Northern CA Concentration	[14.00]%
1 Year LIBOR	[18.92]%	Southern CA Concentration	[23.96]%
1 Year CMT	[7.30]%	WA Original LTV	[75.85]%
		WA Credit Score	[714]
WA Months to Reset	[30]	Full/Alt Doc*	[38.29]%
Interest Only Loans	[50.36]%	Reduced Doc*	[47.22]%
WAM	[358]	Prepayment Penalties	[36.62]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB 2004-AR7

July 8, 2004

TERM SHEET

(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE:  Information contained herein reflects the July 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 4 Collateral Details
Gross WAC	[5.109]%	Total Loan Balance	$[242,298,057.74]
Net WAC	[4.717]%	Average Loan Balance	$[200,246.33]
WA Gross Margin	[2.482]%	Maximum Loan Balance	$[587,000.00]
WA Net Margin	[2.090]%	California Concentration	[34.33]%
Index: 6 Month LIBOR	[62.18]%	Northern CA Concentration	[12.06]%
1 Year LIBOR	[33.49]%	Southern CA Concentration	[22.18]%
1 Year CMT	[4.33]%	WA Original LTV	[74.52]%
		WA Credit Score	[722]
WA Months to Reset	[58]	Full/Alt Doc*	[42.56]%
Interest Only Loans	[57.38]%	Reduced Doc*	[47.19]%
WAM	[358]	Prepayment Penalties	[19.43]%

Loan Group 5 Collateral Details
Gross WAC	[4.687]%	Total Loan Balance	$[108,158,968.86]
Net WAC	[4.262]%	Average Loan Balance	$[575,313.66]
WA Gross Margin	[2.250]%	Maximum Loan Balance	$[1,500,000.00]
WA Net Margin	[1.825]%	California Concentration	[64.59]%
Index: 6 Month LIBOR	[0.00]%	Northern CA Concentration	[29.93]%
1 Year LIBOR	[100.00]%	Southern CA Concentration	[34.65]%
1 Year CMT	[0.00]%	WA Original LTV	[72.45]%
		WA Credit Score	[736]
WA Months to Reset	[58]	Full/Alt Doc*	[41.43]%
Interest Only Loans	[87.27]%	Reduced Doc*	[58.57]%
WAM	[358]	Prepayment Penalties	[0.00]%

Loan Group 1,2,3,4 and 5 Collateral Details
Gross WAC	[5.022]%	Total Loan Balance	$[904,007,542.45]
Net WAC	[4.633]%	Average Loan Balance	$[300,734.38]
WA Gross Margin	[2.448]%	Maximum Loan Balance	$[3,380,000.00]
WA Net Margin	[2.059]%	California Concentration	[49.88]%
Index: 6 Month LIBOR	[50.52]%	Northern CA Concentration	[22.38]%
1 Year LIBOR	[46.28]%	Southern CA Concentration	[27.20]%
1 Year CMT	[3.20]%	WA Original LTV	[73.99]%
		WA Credit Score	[722]
WA Months to Reset	[52]	Full/Alt Doc*	[40.22]%
Interest Only Loans	[65.01]%	Reduced Doc*	[50.69]%
WAM	[358]	Prepayment Penalties	[17.89]%

COLLATERAL SUMMARY (continued)

  NOTE:  Information contained herein reflects the July 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 6A Collateral Details
Gross WAC	[6.068]%	Total Loan Balance	$[218,799,910.13]
Net WAC	[5.807]%	Average Loan Balance	$[195,881.75]
WA Gross Margin	[3.042]%	Maximum Loan Balance	$[576,401.23]
WA Net Margin	[2.781]%	California Concentration	[38.51]%
Index: 6 Month LIBOR	[100.00]%	Northern CA Concentration	[16.74]%
1 Year LIBOR	[0.00]%	Southern CA Concentration	[21.59]%
1 Year CMT	[0.00]%	WA Original LTV	[79.82]%
		WA Credit Score	[700]
WA Months to Reset	[33]	Full/Alt Doc*	[16.28]%
Interest Only Loans	[60.38]%	Reduced Doc*	[63.65]%
WAM	[358]	Prepayment Penalties	[38.58]%

Loan Group 6B Collateral Details
Gross WAC	[6.073]%	Total Loan Balance	$[397,721,889.86]
Net WAC	[5.809]%	Average Loan Balance	$[285,105.30]
WA Gross Margin	[3.038]%	Maximum Loan Balance	$[1,449,999.99]
WA Net Margin	[2.774]%	California Concentration	[39.51]%
Index: 6 Month LIBOR	[100.00]%	Northern CA Concentration	[18.53]%
1 Year LIBOR	[0.00]%	Southern CA Concentration	[20.82]%
1 Year CMT	[0.00]%	WA Original LTV	[78.98]%
		WA Credit Score**	[699]
WA Months to Reset	[32]	Full/Alt Doc*	[15.89]%
Interest Only Loans	[60.94]%	Reduced Doc*	[65.05]%
WAM	[358]	Prepayment Penalties	[38.73]%

Loan Group 6A and 6B Collateral Details
Gross WAC	[6.071]%	Total Loan Balance	$[616,521,799.99]
Net WAC	[5.808]%	Average Loan Balance	$[245,430.65]
WA Gross Margin	[3.040]%	Maximum Loan Balance	$[1,449,999.99]
WA Net Margin	[2.776]%	California Concentration	[39.15]%
Index: 6 Month LIBOR	[100.00]%	Northern CA Concentration	[17.89]%
1 Year LIBOR	[0.00]%	Southern CA Concentration	[21.09]%
1 Year CMT	[0.00]%	WA Original LTV	[79.27]%
		WA Credit Score**	[699]
WA Months to Reset	[32]	Full/Alt Doc*	[16.03]%
Interest Only Loans	[60.74]%	Reduced Doc*	[64.55]%
WAM	[358]	Prepayment Penalties	[38.68]%

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

**Where Available

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.